FOSTER WHEELER LTD. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENT OF EARNINGS - SUMMARY
               (In Thousands of Dollars, Except per Share Amounts)

                                                             Three Months Ended                         Twelve Months Ended
                                                             ------------------                         -------------------
                                                    December 2001         December 2000       December 2001          December 2000
                                                    -------------         -------------       -------------          -------------
Unfilled orders                                     $   6,004,420         $  6,142,347         $  6,004,420           $  6,142,347

New orders booked                                       1,101,758              999,826            4,109,321              4,480,000
                                                    =============         ============         ============           ============

Revenues:
    Operating revenues                                    996,991            1,055,996            3,315,314              3,891,361
    Other income                                           37,913               32,764               77,160                 77,994
                                                    -------------         ------------          -----------           ------------

       Total revenues                                   1,034,904            1,088,760            3,392,474              3,969,355
                                                    -------------         ------------          -----------           ------------

Cost and Expenses:
    Cost of operating revenues                          1,073,471              973,892            3,164,025              3,565,147
    Selling, general & administrative expenses             65,980               57,063              222,532                219,353
    Other deductions/minority interest                    113,972               37,768              196,172                113,082
   Dividends on preferred security of
     subsidiary trust                                       3,938                3,938               15,750                 15,750
                                                     ------------          ------------         ------------          ------------

       Total costs and expenses                         1,257,361            1,072,661            3,598,479              3,913,332
                                                     ------------          ------------         ------------           -----------

(Loss)/earnings before income taxes                      (222,457)              16,099             (206,005)                56,023
Provision for income taxes                                 96,822                3,769              103,138                 16,529
                                                    --------------         -----------          ------------           -----------
Net (loss)/earnings                                 $    (319,279)         $    12,330          $  (309,143)           $    39,494
                                                    ==============         ===========          ============           ===========

(Loss)/earnings per share:
    Basic and diluted (*)                           $       (7.81)         $      0.30          $     (7.56)           $      0.97
                                                    ==============         ===========          ============           ===========

Cash dividends paid per share                       $        0.00          $      0.06          $      0.12            $      0.24
                                                    ==============         ===========          ============           ===========

Shares outstanding:
       Basic: Weighted average number of
         shares outstanding (in thousands)                 40,896               40,815               40,876                 40,798

    Diluted:
       Effect of stock options and                              *                                        *                       7
     Convertible Debt                                           *                                        *
                                                    -------------          -------------       -------------           -----------

         Total diluted                                     40,896               40,815               40,876                 40,805
                                                    =============          =============       =============           ===========

Notes:

     - Includes in the three months and year ended December 2001, contract write-downs of $104,400 after tax ($160,600 pre-tax); restructuring cost of $27,000 after tax ($41,600 pre-tax) and a reserve for deferred tax assets of $171,900.

     - Includes in the three months and year ended December 2001, loss on sale of cogeneration plants of $22,900 and $27,900 after tax ($35,300 and $40,300 pre-tax) and increased pension costs of $1,000 and $3,300 after tax ($1,500 and $5,000 pre-tax), respectively.

     - Includes in the year ended December 2001, a provision for CEO retirement of $1,800 after tax ($2,700 pre-tax).

     * The effect of the stock options and convertible debt were not included in the calculation of diluted earnings per share as they were antidilutive due to the loss.

                                                                        Foster Wheeler Ltd. and Subsidiaries
                                                                                Major Business Groups
                                                                              (In Millions of Dollars)


                                                                   Three Months Ended                    Twelve Months Ended
                                                                   ------------------                    -------------------
                                                           December 2001       December 2000       December 2001      December 2000
                                                           -------------       -------------       -------------      -------------
   Engineering and Construction (E&C)
          Unfilled orders                                     $ 4,539.3           $ 4,534.6          $  4,539.3          $  4,534.6
          New orders booked                                       921.1               693.5             2,808.7             3,094.6
          Revenues                                                654.4               778.1             2,195.6             2,979.5
          Interest expense                                         (0.8)                2.5                 0.7                 7.1
          (Loss)/earnings before income taxes(1)                  (53.3)               24.5               (10.3)               87.9

   Energy Equipment (EE)
          Unfilled orders                                       1,493.1             1,727.4             1,493.1             1,727.4
          New orders booked                                       184.8               377.2             1,314.5             1,468.7
          Revenues                                                387.6               334.2             1,274.1             1,094.2
          Interest expense                                          6.9                 9.0                25.6                34.7
          (Loss)/earnings before income taxes (1,2)              (100.0)               14.0               (62.8)               45.1

   Corporate and Financial Services (C&F)(5)
          Unfilled orders                                         (28.0)             (119.7)              (28.0)             (119.7)
          New orders booked                                        (4.2)              (70.9)              (13.9)              (83.3)
          Revenues                                                 (7.1)              (23.5)              (77.2)             (104.3)
          Interest expense (4)                                     15.6                12.3                58.2                41.5
          (Loss)/earnings before income taxes (1,2,3)             (69.1)              (22.4)             (132.9)              (77.0)

   Total
          Unfilled orders                                       6,004.4             6,142.3             6,004.4             6,142.3
          New orders booked                                     1,101.7               999.8             4,109.3             4,480.0
          Revenues                                              1,034.9             1,088.8             3,392.5             3,969.4
          Interest expense (4)                                     21.7                23.8                84.5                83.3
          (Loss)/earnings before income taxes                    (222.4)               16.1              (206.0)               56.0
          Provision for income taxes                               96.9                 3.8               103.1                16.5
                                                           ------------            --------          ----------          ----------
          Net (loss)/earnings                            $       (319.3)         $     12.3       $      (309.1)      $        39.5


   (1) Includes in the three months and year ended December 2001, contract write-downs of $160.6 (E&C $67.2; EE $88.4; C&F $5.0), restructuring cost of $41.6 (E&C $1.3; EE $6.1; C&F $34.2) and a reserve for deferred tax assets in C&F $171.9.
   (2) Includes in the three months and year ended December 2001, loss on sale of cogeneration plants in EE of $35.3 and $40.3 and increased pension costs in C&F of $1.5 and $5.0 respectively.
   (3) Includes in the year ended December 2001, a provision for CEO retirement in C&F of $2.7.

   (4)  Includes dividends on preferred security of subsidiary trust.

   (5)  Includes intersegment eliminations.